                                                                 Exhibit 10.7(a)








                                 TRUST AGREEMENT

                                     Between


                                 FMC CORPORATION

                                       And

                        FIDELITY MANAGEMENT TRUST COMPANY



         FMC CORPORATION NONQUALIFIED SAVINGS AND INVESTMENT PLAN TRUST

















                As amended and restated as of September 28, 2001

                                TABLE OF CONTENTS
                                -----------------

Section                                                                                                             Page
-------                                                                                                             ----
1   Definitions ...................................................................................................   2
    (a)  Administrator
    (b)  Affiliate
    (c)  Agreement
    (d)  Available Liquidity
    (e)  Business Day
    (f)  Change in Control
    (g)  Closing Price
    (h)  Code
    (i)  ERISA
    (j)  Fidelity
    (k)  Fidelity Mutual Fund
    (l)  FIFO
    (m)  FIIOC
    (n)  FMC Stock
    (o)  FMC Stock Fund
    (p)  FMC Technologies Stock
    (q)  FMC Technologies Stock Fund
    (r)  IRS
    (s)  Mutual Fund
    (t)  NFSLLC
    (u)  Non-Fidelity Mutual Fund
    (v)  NYSE
    (w)  Participant
    (x)  Participant Recordkeeping Reconciliation Period
    (y)  Plan
    (z)  Potential Change in Control
    (aa) Reporting Date
    (bb) Specified Hierarchy
    (cc) Spin-Off Date
    (dd) Sponsor
    (ee) Trust
    (ff) Trustee
    (gg) VRS


2   Trust .........................................................................................................   4
    (a)  Establishment
    (b)  Revocability
    (c)  Grantor Trust
    (d)  Trust Assets
    (e)  Contributions
    (f)  Administrator
    (g)  Non-Assignment


3   Payments to Sponsor ...........................................................................................   5

                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)

Section                                                                                                             Page
-------                                                                                                             ----
4   Disbursement ..................................................................................................   6
    (a)  Directions from Administrator
    (b)  Payments with No Stated Procedure
    (c)  Limitations
    (d)  Participants Subject to Federal Income Taxation


5   Investment of Trust ...........................................................................................   7
    (a)  Selection of Investment Options
    (b)  Available Investment Options
    (c)  Investment Directions
    (d)  Mutual Funds
    (e)  Stock
    (f)  Trustee Powers


6   Recordkeeping and Administrative Services to Be Performed .....................................................  21
    (a)  General
    (b)  Accounts
    (c)  Inspection and Audit
    (d)  Effect of Plan Amendment
    (e)  Returns, Reports and Information


7   Compensation and Expenses .....................................................................................  22


8   Directions and Indemnification ................................................................................  23
    (a)  Identity of Administrator
    (b)  Directions from Administrator
    (c)  Directions from Participants
    (d)  Indemnification
    (e)  Survival


9   Resignation or Removal of Trustee .............................................................................  24
    (a)  Resignation
    (b)  Removal


10  Successor Trustee .............................................................................................  24
    (a)  Appointment
    (b)  Acceptance
    (c)  Corporate Action


11  Termination ...................................................................................................  25


12  Resignation, Removal, and Termination Notices .................................................................  25


13  Duration ......................................................................................................  25

                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)

Section                                                                                                             Page
-------                                                                                                             ----
14  Insolvency of Sponsor .........................................................................................  25


15  Change in Control .............................................................................................  26


16  Amendment or Termination ......................................................................................  28
    (a)  Amendment
    (b)  Termination

17  Electronic Services ...........................................................................................  28


18  General .......................................................................................................  30
    (a)  Performance by Trustee, its Agent or Affiliates
    (b)  Entire Agreement
    (c)  Waiver
    (d)  Successors and Assigns
    (e)  Partial Invalidity
    (f)  Section Headings


19  Governing Law .................................................................................................  30
    (a)  Massachusetts Controls
    (b)  Trust Agreement Controls


Schedules
---------
   A.    Recordkeeping and Administrative Services ................................................................  32
   B.    Fees .....................................................................................................  34
   C.    Authorization Signers (Administrator) ....................................................................  35
   D.    Operational Guidelines for Non-Fidelity Mutual Funds .....................................................  36
   E.    Exchange Guidelines ......................................................................................  38
   F.    Specified Hierarchy - Available Liquidity Procedures For FMC Technologies Stock Fund .....................  40
   G.    Specified Hierarchy - Available Liquidity Procedures For FMC Stock Fund ..................................  41
   H.    Investment Direction .....................................................................................  42

     TRUST AGREEMENT, amended and restated as of the twenty-eighth day of September, 2001, between FMC CORPORATION, a Delaware corporation, having an office at 200 E. Randolph Drive, Chicago, Illinois 60601 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").

                                   WITNESSETH:

     WHEREAS, the Sponsor is the sponsor of the FMC Corporation Nonqualified Savings and Investment Plan (the "Plan"); and

     WHEREAS, the Sponsor wishes to restate the agreement originally entered into by the parties dated September 14, 1998 as an irrevocable trust and to contribute to the trust assets that shall be held therein, subject to the claims of Sponsor's creditors in the event of Sponsor's Insolvency, as herein defined, until paid to Plan Participants and their beneficiaries in such manner and at such times as specified in the Plan; and

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"); and

     WHEREAS, it is the intention of the Sponsor to make contributions to the trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

     WHEREAS, the Trustee is willing to hold and invest the aforesaid plan assets in trust among several investment options selected by the Sponsor; and

     WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

     WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

Section 1. Definitions. The following terms as used in this Trust Agreement have
           -----------
the meaning indicated unless the context clearly requires otherwise:

(a)   "Administrator" shall mean, with respect to the Plan, any person or entity
       -------------
      designated in accordance with Section 2(f) of this Agreement.

(b)   "Affiliate" shall mean any subsidiary or affiliate of the Sponsor.
       ---------

(c)   "Agreement" shall mean this Trust Agreement, as the same may be amended
       ---------
      and in effect from time to time.

(d)   "Available Liquidity" shall mean the amount of short-term investments held
       -------------------
      in the FMC Stock Fund or the FMC Technologies Stock Fund decreased by any outgoing cash for expenses then due, principal, and obligations for pending stock purchases, and increased by incoming cash (such as contributions, exchanges in) and to the extent credit is available and allocable to the FMC Stock Fund or the FMC Technologies Stock Fund, receivables for pending stock sales.

(e)   "Business Day" shall mean each day the New York Stock Exchange is open for
       ------------
      business.

(f)   "Change in Control" shall mean the occurrence of any of the events
       -----------------
      described in section 15 of this Agreement.

(g)   "Closing Price" shall mean either (1) the closing price of the stock on
       -------------
      the principal national securities exchange on which the FMC Stock Fund or the FMC Technologies Stock Fund is traded or, in the case of stocks traded over the counter, the last sale price of the day; or, if (1) is unavailable, (2) the latest available price as reported by the principal national securities exchange on which the FMC Stock Fund or the FMC Technologies Stock Fund is traded or, for an over the counter stock, the last bid price prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

(h)   "Code" shall mean the Internal Revenue Code of 1986, as it has been or may
       ----
      be amended from time to time.

(i)   "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
       -----
      it has been or may be amended from time to time.

(j)   "Fidelity" shall mean the Trustee and/or its affiliates.
       --------

(k)   "Fidelity Mutual Fund" shall mean any investment company advised by
       --------------------
      Fidelity Management & Research Company or any of its affiliates.

(l)   "FIFO" shall mean first in first out.
       ----

(m)   "FIIOC" shall mean Fidelity Investments Institutional Operations Company,
       -----
      Inc.

(n)   "FMC Stock" shall mean the common stock of FMC Corporation, a publicly
       ---------
      traded equity security.

(o)   "FMC Stock Fund" shall mean the investment option consisting primarily of
       --------------
      shares of FMC

      Corporation Stock (defined herein as "FMC Stock") and cash or short-term liquid investments.

(p)   "FMC Technologies Stock " shall mean the common stock of FMC Technologies,
       ----------------------
      Inc., a publicly traded equity security.

(q)   "FMC Technologies Stock Fund" shall mean the investment option consisting
       ---------------------------
      primarily of shares of FMC Technologies, Inc. Stock (defined herein as "FMC Technologies Stock") and cash or short-term liquid investments.

(r)   "IRS" shall mean the Internal Revenue Service.
       ---

(s)   "Mutual Fund" shall refer both to Fidelity Mutual Funds and Non-Fidelity
       -----------
      Mutual Funds.

(t)   "NFSLLC" shall mean National Financial Services LLC., an affiliate of the
       ------
      Trustee.

(u)   "Non-Fidelity Mutual Fund" shall mean certain investment companies not
       ------------------------
      advised by Fidelity Management & Research Company or any of its affiliates.

(v)   "NYSE" shall mean the New York Stock Exchange.
       ----

(w)   "Participant" shall mean, with respect to the Plan, any employee (or
       -----------
      former employee) with an account under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the account of any deceased employee (or deceased former employee) until such account has been fully distributed and/or forfeited.

(x)   "Participant Recordkeeping Reconciliation Period" shall mean the period
       -----------------------------------------------
      beginning on the date of the transfer of assets, due to the acquisition of a plan or part of a plan, to the Trust and ending on the date of the completion of the reconciliation of Participant records.

(y)   "Plan" shall mean the FMC Corporation Nonqualified Savings and Investment
       ----
      Plan.

(z)   "Potential Change in Control" shall mean the public announcement of the
       ---------------------------
      intention to enter into or entering into an agreement which would result in a Change in Control.

(aa)  "Reporting Date" shall mean the last day of each calendar quarter, the
       --------------
      date as of which the Trustee resigns or is removed pursuant to this agreement and the date as of which this Agreement terminates pursuant to
      Section 11 hereof.

(bb)  "Specified Hierarchy" shall mean the processing order set forth in
       -------------------
      Schedules "F" and "G" that give precedence to distributions and withdrawals, and otherwise on a FIFO basis.

(cc)  "Spin-Off Date" shall mean the date upon which the Sponsor distributes its
       -------------
      interest in FMC Technologies, Inc.

(dd)  "Sponsor" shall mean FMC Corporation, a Delaware corporation, or any
       -------
      successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

(ee)  "Trust" shall mean the FMC Corporation Nonqualified Savings and Investment
       -----
      Plan Trust, being the trust amended and restated by the Sponsor and the Trustee pursuant to the provisions of this Agreement.

(ff)  "Trustee" shall mean Fidelity Management Trust Company, a Massachusetts
       -------
      trust company and any successor to all or substantially all of its trust business as described in Section 10. The term Trustee shall also include any successor trustee appointed pursuant to Section 10 to the extent such successor agrees to serve as Trustee under this Agreement.

(gg)  "VRS" shall mean voice response system.
       ---


Section 2.  Trust.
            -----

      (a)   Establishment. The Sponsor hereby amends and restates the Trust with
            -------------
the Trustee. The Trust shall consist of the existing Trust assets, any contributions of money, FMC Corporation Stock, or other property acceptable to the Trustee in its sole discretion, made by the Sponsor, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

      (b)   Revocability.  The Trust hereby established is revocable by the
            ------------
Sponsor. The Trust shall become irrevocable upon a Change in Control or upon a Potential Change in Control, unless a Change in Control does not occur during the twelve (12) month period following the Potential Change in Control. If a Change in Control does not occur during such twelve (12) month period, the Trust shall again be revocable by the Sponsor.

      (c)   Grantor Trust.  The Trust is intended to be a grantor trust, of
            -------------
which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, as amended, and shall be construed accordingly.

      (d)   Trust Assets.  The principal of the Trust, and any earnings thereon
            ------------
shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of the Sponsor's Insolvency, as defined in Section 14(a), and subject to an Affiliate's creditors in the event of the subsidiary's Insolvency, as defined in Section 14(a), to the extent Trust assets were contributed to the Trust on behalf of the Affiliate's employees.

      (e)   Contributions. It is the intent of the parties that this Trust
            -------------
remain fully funded at all times. However, in the event that the Sponsor ceases to make contributions at any point in time and/or the Sponsor has knowledge that a Change of Control is imminent, the Sponsor shall, as soon as practicable after said contribution is due and/or as soon as practicable after the Sponsor has knowledge that a Change in Control is imminent, but no later than the day immediately preceding the contribution due date or the Change in Control, identify and contribute to the Trust the sum of the following (collectively the "Full Funding Amount"):

            (i) With respect to the Plan, the amount by which the present value of all benefits required under the Plan to be deposited in trust after said contribution is due or upon a Change in Control exceeds the value of the Trust assets.

            (ii) A reasonable estimate provided by the Trustee of its fees due over the remaining duration of the Trust.

            (iii) A reasonable estimate of the taxes expected to be due over the remaining duration of the Trust.

      (f)   Administrator. Until a Potential Change in Control or a Change in
            -------------
Control, "Administrator" means the Compensation and Organization Committee of the Board of Directors of Sponsor ("Board"). Upon a Potential Change in Control or a Change in Control, any changes in the membership of the Administrator, including appointment of new members to replace resigning members, will be made by the Administrator itself. The Administrator shall have the duty to inform the Trustee, in writing, of a Potential Change in Control or a Change in Control, and the Trustee shall have no responsibility to comply with the Potential Change in Control or Change in Control provisions of this Agreement until the Trustee has received such written notice.

      (g)   Non-Assignment. Benefit payments to Participants and their
            --------------
beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

Section 3. Payments to Sponsor. Except as provided under Section 14, after the
           -------------------
Trust has become irrevocable, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the Participants and their beneficiaries pursuant to the terms of the Plan.

Section 4. Disbursements.
           -------------

      (a)   Directions from Administrator. The Trustee shall disburse monies to
            -----------------------------
Participants and their beneficiaries for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall not disburse monies to any non-employees or other persons, including but not limited to, any directors or non-resident alien participants, who are required to receive any form other than Internal Revenue Service ("IRS") Form W-2 (Wage and Tax Statement), nor shall the Trustee be responsible for ascertaining whether the Administrator's direction complies with the terms of the Plan or applicable law. With regard to said Participants, the Trustee shall disburse monies to the Administrator in accordance with a Payment Schedule ("Payment Schedule") that indicates the amounts payable in respect of each Participant and such other details deemed appropriate by both the Administrator and the Trustee, and the Administrator shall retain full responsibility for making disbursements to any non-employees or other persons, including but not limited to, any directors or non-resident alien participants, who are required to receive any form other than IRS Form W-2 . The Trustee shall be responsible for Federal and State income tax reporting or withholding with respect to Plan benefits paid from the Trust. The Trustee shall not be responsible for FICA (Social Security and Medicare), any Federal or State unemployment or local tax with respect to Plan distributions.

      (b)   Payments with No Stated Procedure. If a payment required under the
            ---------------------------------
terms of the Plan has not been made to a Participant, and the underlying Plan has no stated procedure for the Participant to collect the benefits, then the Participant may notify the Trustee in writing of the amount (or a reasonable estimate of the amount) owed to the Participant pursuant to the Plan, and the date such amount was due and payable. The Trustee shall notify the Administrator within fifteen (15) calendar days of the receipt of such a payment request. If the Trustee does not receive from the Sponsor a notarized statement as to the proper amount due and payable to the Participant within thirty (30) calendar days of the date the Trustee notified the Administrator in writing of the payment request, then the Trustee shall make the payment requested by the Participant from the assets of the Trust, and may conclusively rely on such payment or payments as being the appropriate amount. The Trustee also shall notify the Administrator of such payment and to the extent of such payment, the Sponsor's obligation to the Participant for benefits under the Plan shall be deemed satisfied. If the Sponsor's notarized statement as to the proper amount due and payable to the Participant differs from the amount set forth in the Participant payment request, then the Trustee shall retain any disputed amount in Trust pending resolution of the dispute by the Sponsor and the Participant pursuant to the Plan. Subject to the sufficiency of the assets of the Trust, payment shall be made to a Participant from the Trust in accordance with the terms of this Section 4(b) and the Plan until the earlier of:

            (i) The date all benefit commitments due to the Participant or the Participant's beneficiaries under the Plan, as requested by the Participant in his or her notification to the Trustee, have been satisfied; or

            (ii) The Administrator provides a notarized statement that shows the proper amount due to the Participant. If such a notarized statement is so provided, appropriate adjustment, if any, shall be made in the remaining amount paid to the Participant.

      (c)   Limitations.  The Trustee shall not be required to make any
            -----------
disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. If the assets are not sufficient to make such distributions, the Sponsor shall be obligated to make the balance of each payment when due. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement.

      (d)   Participants Subject to Federal Income Taxation.  Except as
            -----------------------------------------------
otherwise provided herein, in the event of any final determination by the IRS or a court of competent jurisdiction which determination is not appeallable or the time for appeal or protest of which has expired, or the receipt by the Trustee of a substantially unqualified opinion of tax counsel selected by the Trustee, which determination determines, or which opinion opines, that any Participant is subject to Federal income taxation on amounts held in trust hereunder prior to the distribution to the Participant of such amounts, the Trustee shall, upon receipt by the Trustee of such opinion or notice of such determination, pay to such Participant the portion of the Trust corpus includible in such Participant's Federal gross income and, to the extent of such payment, the Sponsor's obligation to the Participant for benefits under the Plan shall be deemed satisfied.

Section 5. Investment of Trust.
           -------------------

      (a)   Selection of Investment Options.  The Trustee shall have no
            -------------------------------
responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

      (b)   Available Investment Options.  The Sponsor shall direct the Trustee
            ----------------------------
as to what investment options the Trust shall be invested in (i) during the period beginning on the initial transfer of assets to the Trust, as a result of a plan or partial plan acquisition, and ending on the completion of a Participant Recordkeeping Reconciliation Period, and (ii) following a Participant Recordkeeping

Reconciliation Period, subject to the following limitations. The Sponsor may determine to offer as investment options only: (1) FMC Stock, (2) FMC Technologies Stock and (3) Fidelity Mutual Funds and Non-Fidelity Mutual Funds identified collectively as certain Mutual Funds as listed on Schedule "A" attached hereto; provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add or remove investment options with the consent of the Trustee and upon mutual amendment of this Trust Agreement and the Schedules thereto to reflect such additions.

          Sponsor shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Sponsor in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.

      (c)   Investment Directions. In order to provide for an accumulation of
            ---------------------
assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants under the Plan. Such directions may be made by Plan Participants by use of a Participant service representative, the VRS, the internet or such other electronic means as may be agreed upon from time to time by the Sponsor and the Trustee, maintained for such purposes by the Trustee or its agents, in accordance with Schedule "E." In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Government Money Market Portfolio until the Trustee receives a proper direction.

          The Sponsor's designation of available investment options, the maintenance of accounts for each Plan Participant and the crediting of investments to such accounts, the giving of investment directions by Participants, and the exercise by Participants of any other powers relating to investments are solely for the purpose of providing a mechanism for measuring the obligation of the Sponsor to any particular Participant under the applicable Plan. No Participant or beneficiary will have any preferential claim to or beneficial ownership interest in any asset or investment, and the rights of any Participant and his or her beneficiaries under the applicable Plan and this Agreement are solely those of an unsecured general creditor of the Sponsor with respect to the benefits of the Participant under the Plan.

      (d)   Mutual Funds. The Sponsor hereby acknowledges that it has received
            ------------
from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investments in Mutual Funds shall be subject to the following limitations:

            (i)   Execution of Purchases and Sales.  Purchases and sales of
                  --------------------------------
Mutual Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Transactions involving Non-Fidelity Mutual Funds shall be executed in accordance with the operating procedures set forth in Schedule "D" attached hereto. Exchanges of Fidelity Mutual Funds shall be made on the same business day that the Trustee receives a proper direction if received before market close (generally 4:00 p.m. eastern time); if the direction is received after market close (generally 4:00 p.m. eastern time), the exchange shall be made the following Business Day.

            (ii)  Voting. At the time of mailing of notice of each annual or
                  ------
special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan Participant who has hypothetical shares of the Mutual Fund credited to the Participant's accounts, together with a voting direction form for return to the Trustee or its designee. The Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the hypothetical shares credited to the Participant's accounts. The Trustee shall vote the shares held in the Trust in the same manner as directed by the Participant under the Plan. The Trustee shall not vote shares for which it has received no corresponding directions from the Participant. During a Participant Recordkeeping Reconciliation Period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the Sponsor. The Trustee shall have no duty to solicit directions from the Sponsor.

      (e)   Stock.
            -----

            (i)   FMC Technologies Stock Fund. Trust investments in FMC
                  ---------------------------
Technologies Stock will not be permitted until the Spin-Off Date at which time Trust investments in FMC Technologies Stock shall be made via the FMC Technologies Stock Fund. Investments in the FMC Technologies Stock Fund shall consist primarily of shares of FMC Technologies Stock. The FMC Technologies Stock Fund shall also include cash or short-term liquid investments, in accordance with this paragraph, in amounts designed to satisfy daily participant exchange or withdrawal requests. Such holdings will include Colchester Street
Trust: Money Market Portfolio: Class I, or such other Mutual Fund as agreed to in writing by the Sponsor and Trustee. The Sponsor shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target percentage and drift allowance for such short-term liquid investments. Subject to its ability to execute open-market trades in FMC Technologies Stock or to otherwise trade with the Sponsor, the Trustee shall be responsible for ensuring that the short-term investments held in the FMC Technologies Stock Fund falls within the agreed-upon range over time. Each Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund shall be measured in units of participation, rather than shares of FMC Technologies Stock. Such units shall represent a hypothetical, proportionate interest in all of the assets of the FMC Technologies Stock Fund, which includes shares of FMC Technologies Stock, short-term investments and at times, receivables and payables (such as receivables and payables arising out of unsettled stock trades). The Trustee shall determine a daily NAV for each unit outstanding of the FMC Technologies Stock Fund. Valuation of the FMC Technologies Stock Fund shall be based upon: (1) the Closing Price or, if not available, (2) the price determined in good faith by the Trustee taking into account the latest available price of FMC Technologies Stock, as reported on the NYSE or such other principal national securities exchange on which FMC Technologies Stock is traded. The NAV shall be adjusted for gains or losses realized on sales of FMC Technologies Stock, appreciation or depreciation in the value of those shares owned, dividends paid on FMC Technologies Stock to the extent not used to purchase additional units of the FMC Technologies Stock Fund for affected Participants, and interest on the short-term investments held by the FMC Technologies Stock Fund, payables and receivables for pending stock trades, receivables for dividends not yet distributed, and payables for other expenses of the FMC Technologies Stock Fund, including principal obligations, if any, and expenses that, pursuant to Sponsor direction, the Trustee accrues or pays from the FMC Technologies Stock Fund.

          (A) Acquisition Limit. Pursuant to the Plan, the Trust may be
              -----------------
invested in FMC Technologies Stock to the extent necessary to comply with investment directions in accordance with this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law. Notwithstanding anything herein to the contrary, contributions and exchanges into the FMC Technologies Stock Fund are prohibited after the Sponsor distributes its interest in FMC Technologies, Inc.

          (B) Fiduciary Duty. The Sponsor shall continually monitor the
              --------------
suitability of acquiring and holding FMC Technologies Stock. The Trustee shall not be liable for any loss or expense which arises from the directions of the Sponsor with respect to the acquisition and holding of FMC Technologies Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement.

          (C) Purchases and Sales of FMC Technologies Stock. Unless otherwise
              ---------------------------------------------
directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of FMC Technologies Stock.

              (I) Open Market Purchases and Sales. Purchases and sales of
                  -------------------------------

FMC Technologies Stock shall be made on the open market in accordance with the Trustee's standard trading guidelines, as they may be amended by the Trustee from time to time, as necessary to honor exchange and withdrawal activity and to maintain the target cash percentage and drift allowance for the FMC Technologies Stock Fund, provided that:

                                   (1) If the Trustee is unable to purchase or
sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

                                   (2) If the Trustee is prohibited by the
Securities and Exchange Commission, the NYSE or principal exchange on which FMC Technologies Stock is traded, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day, then the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible.

                            (II)   Purchases and Sales from or to Sponsor. If
                                   --------------------------------------
directed by the Sponsor in writing prior to the trading date, the Trustee may purchase or sell FMC Technologies Stock from or to the Sponsor if the purchase or sale is for adequate consideration and no commission is charged.

                            (III)  Use of an Affiliated Broker. The Sponsor
                                   ---------------------------
hereby directs the Trustee to use NFSLLC to provide brokerage services in connection with any purchase or sale of FMC Technologies Stock on the open market, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Sponsor direction, to seek expedited settlement of the trades. NFSLLC shall execute such directions directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

                                   (1) As consideration for such brokerage
services, the Sponsor agrees that NFSLLC shall be entitled to remuneration under this direction provision in an amount of no more than three and one-fifth cents ($.032) commission on each share of FMC Technologies Stock. Any change in such remuneration may be made only by a signed agreement between the Sponsor and Trustee.

                                   (2) The Trustee will provide the Sponsor with
periodic reports which summarize all securities transaction-related charges incurred with respect to trades of FMC Technologies Stock for such Plan.

                                   (3) Any successor organization of NFSLLC,
through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

                                 (4) The Trustee and NFSLLC shall continue to
rely on this direction provision until notified to the contrary. The Sponsor reserves the right to terminate this direction upon written notice to NFSLLC (or its successor) and the Trustee, in accordance with Section 9 of this Agreement.

                     (D)    Execution of Sales of Units.  Unless otherwise
                            ---------------------------
directed in writing pursuant to directions that the Trustee can administratively implement, sales of units shall be made as follows:

                            (I)   Subject to subparagraphs (II) and (III) below,
sales of units in the FMC Technologies Stock Fund (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation, and wire transfers of funds (if applicable), necessary to accurately effect such transactions. Exchanges of units in the FMC Technologies Stock Fund shall be made in accordance with the Exchange Guidelines attached hereto as Schedule "E."

                            (II)  Aggregate sales of units in the FMC
Technologies Stock Fund on any day shall be limited to the FMC Technologies Stock Fund's Available Liquidity for that day. In the event that the requested sales exceed the Available Liquidity, then transactions shall be processed giving precedence to distributions, and withdrawals, and otherwise on a FIFO basis, as provided in the Specified Hierarchy. So long as the FMC Technologies Stock Fund is open for such transactions, sales of units that are requested but not processed on a given day due to insufficient Available Liquidity shall be suspended until Available Liquidity is sufficient to honor such transactions in accordance with the Specified Hierarchy.

                            (III) The Trustee shall close the FMC Technologies
Stock Fund to sales, on any date on which trading in the FMC Technologies Stock has been suspended or substantial purchase or sale orders are outstanding and cannot be executed.

                     (E)    Securities Law Reports. The Trustee shall not be
                            ----------------------
responsible for filing any reports required under Federal or state securities laws with respect to the Trust's ownership of FMC Technologies Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934. The Sponsor shall be responsible for immediately notifying the Trustee in writing of any requirement known to the Sponsor to stop purchases or sales of FMC Technologies Stock. The Trustee shall provide to the issuer of FMC Technologies Stock such information on the Trust's ownership of FMC Technologies Stock as the issuer of FMC Technologies Stock may reasonably request in order to comply with Federal or state securities laws.

                    (F) Voting and Tender Offers. Notwithstanding any other
                        ------------------------
provision of this Agreement the provisions of this Section shall govern the voting and tendering of FMC Technologies Stock. The Sponsor shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of FMC Technologies Stock to the extent that such costs are not paid for by the issuer of FMC Technologies Stock.

                        (I) Voting.
                            ------

              The Trustee shall furnish to the transfer agent of the issuer of FMC Technologies Stock the names, addresses and social security numbers of each Participant with a hypothetical interest in the FMC Technologies Stock Fund, and the percentages of shares hypothetically owned by each Participant as of the record date through reports and/or data tape. The issuer of FMC Technologies Stock shall be responsible for distributing proxy materials and voting instruction forms to Participants holding an interest in the FMC Technologies Stock Fund. In the event that the issuer of FMC Technologies Stock does not distribute said proxy materials and voting instruction forms to Participants holding a hypothetical interest in FMC Technologies Stock, the Sponsor shall:
(1) utilize its best efforts to timely distribute or cause to be distributed to Participants said information; and (2) upon request, provide the Trustee with a copy of any material provided to the Participants and certify to the Trustee that the materials have been mailed or otherwise sent to Participants.

              Each Participant with a hypothetical interest in the FMC Technologies Stock Fund (i.e. shares which are allocated to Participant's hypothetical accounts) shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of FMC Technologies Stock reflecting such Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of FMC Technologies Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of FMC Technologies Stock reflecting the Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund as directed by the Participant. Except as otherwise required by law, the Trustee shall vote shares of FMC

Technologies Stock reflecting a Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund for which it has received no direction from the Participant, as well as shares that are unallocated, in the same manner and in the same proportion as the total numbers of shares of FMC Technologies Stock credited to the Participants, accounts for which it has received direction from Participants.

                        (II)  Tender Offers.
                              -------------

                              (1) Each Participant with a hypothetical, interest
in the FMC Technologies Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of FMC Technologies Stock reflecting such Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of FMC Technologies Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of FMC Technologies Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of FMC Technologies Stock reflecting a Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund for which it has received no direction from the Participant.

                              (2) Except as otherwise required by law, the
Trustee shall tender that number of shares of FMC Technologies Stock not credited to Participants' accounts in the same proportion as the total number of shares of FMC Technologies Stock credited to Participants' accounts for which it has received instructions from Participants.

                              (3) A direction by a Participant to the Trustee to
tender shares of FMC Technologies Stock reflecting the Participant's hypothetical, proportional interest in the FMC Technologies Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each hypothetical, proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of FMC Technologies Stock tendered from that interest. Pending receipt of directions (through the Administrator) from the Participant or the Sponsor, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the Fidelity Retirement Government Money Market Portfolio.

                              (4) A Participant who has directed the Trustee to
tender some or all of the shares of FMC Technologies Stock reflecting the Participant's proportional interest in the FMC Technologies Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of FMC Technologies Stock not credited to Participants' accounts have been tendered, the Trustee shall redetermine the number of shares of FMC Technologies Stock that would be tendered under Section 5(e)(i)(F)(II) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of FMC Technologies Stock not credited to Participants' accounts necessary to reduce the amount of tendered FMC Technologies Stock not credited to Participants' accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                     (G)  General.  With respect to all shareholder rights other
                          -------
than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of FMC Technologies Stock, the Trustee shall follow the procedures set forth in section 5(e)(i)(F)(I), above.

                     (H)  Conversion. All provisions in this Section 5(e)(i)
                          ----------
shall also apply to any securities received as a result of a conversion of FMC Technologies Stock.

                     (I)  Notice. As soon as practicable following the Spin-Off
                          ------
Date, the Sponsor shall provide written notice to the Trustee regarding the date on which the Sponsor distributed its interest in FMC Technologies, Inc. Said written notice shall: (1) include all information deemed reasonably necessary by the Trustee and the Sponsor to carry out the terms of this Agreement and (2) be sent by certified or registered mail, return receipt requested, to the Trustee c/o Dennis Maguire, Fidelity Investments, 300 Puritan Way, MM3H, Marlborough, MA 01752-3078.

               (ii)  FMC Stock Fund. Trust investments in FMC Stock shall be
                     --------------
made via the FMC Stock Fund. Investments in the FMC Stock Fund shall consist primarily of shares of FMC Stock. The FMC Stock Fund shall also include cash or short-term liquid investments, in accordance with this paragraph, in amounts designed to satisfy daily participant exchange or withdrawal requests. Such holdings will include Colchester Street Trust: Money Market Portfolio: Class I, or such other Mutual Fund as agreed to in writing by the Sponsor and Trustee. The Sponsor shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target percentage and drift allowance for such short-term liquid investments. Subject to its ability to execute open-market trades in FMC Stock or to otherwise trade with the Sponsor, the Trustee shall be responsible for ensuring that the short-term investments held in the FMC Stock Fund falls within the agreed-upon range over time. Each Participant's hypothetical, proportional interest in the FMC Stock Fund shall be measured in units of participation, rather than shares of FMC Stock. Such units shall represent a hypothetical, proportionate interest in all of the assets of the FMC Stock Fund, which includes shares of FMC Stock, short-term investments and at times, receivables and payables (such as receivables and payables arising out of unsettled stock trades). The Trustee shall determine a daily NAV for each unit outstanding of the FMC Stock Fund. Valuation of the FMC Stock Fund shall be based upon: (1) the Closing Price or, if not available, (2) the price determined in good faith by the Trustee taking into account the latest available price of FMC Stock, as reported on the NYSE or such other principal national securities exchange on which FMC Stock is traded. The NAV shall be adjusted for gains or losses realized on sales of FMC Stock, appreciation or depreciation in the value of those shares owned, dividends paid on FMC Stock to the extent not used to purchase additional units of the FMC Stock Fund for affected Participants, and interest on the short-term investments held by the FMC Stock Fund, payables and receivables for pending stock trades, receivables for dividends not yet distributed, and payables for other expenses of the FMC Stock Fund, including principal obligations, if any, and expenses that, pursuant to Sponsor direction, the Trustee accrues or pays from the FMC Stock Fund.

               (A) Acquisition Limit. Pursuant to the Plan, the Trust may be
                   -----------------
invested in FMC Stock to the extent necessary to comply with investment directions in accordance with this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law.

               (B) Fiduciary Duty. The Sponsor shall continually monitor the
                   --------------
suitability of acquiring and holding FMC Stock. The Trustee shall not be liable for any loss or expense which arises from the directions of the Sponsor with respect to the acquisition and holding of FMC Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement.

               (C) Purchases and Sales of FMC Stock. Unless otherwise directed
                   --------------------------------
by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of FMC Stock.

             (I)   Open Market Purchases and Sales. Purchases and sales of FMC
                   -------------------------------
Stock shall be made on the open market in accordance with the Trustee's standard trading guidelines, as they may be amended by the Trustee from time to time, as necessary to honor exchange and withdrawal activity and to maintain the target cash percentage and drift allowance for the FMC Stock Fund, provided that:

                   (1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

                   (2) If the Trustee is prohibited by the Securities and Exchange Commission, the NYSE or principal exchange on which FMC Stock is traded, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day, then the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible.

             (II)  Purchases and Sales from or to Sponsor. If directed by the
                   --------------------------------------
Sponsor in writing prior to the trading date, the Trustee may purchase or sell FMC Stock from or to the Sponsor if the purchase or sale is for adequate consideration and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in FMC Stock, the Sponsor may transfer FMC Stock in lieu of cash to the Trust.

             (III) Use of an Affiliated Broker. The Sponsor hereby directs the
                   ---------------------------
Trustee to use NFSLLC to provide brokerage services in connection with any purchase or sale of FMC Stock on the open market, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Sponsor direction, to seek expedited settlement of the trades. NFSLLC shall execute such directions directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

                   (1) As consideration for such brokerage services, the Sponsor agrees that NFSLLC shall be entitled to remuneration under this direction provision in an amount of no more than three and one-fifth cents ($.032) commission on each share of FMC Stock. Any change in such remuneration may be made only by a signed agreement between the Sponsor and Trustee.

                   (2) The Trustee will provide the Sponsor with periodic reports which summarize all securities transaction-related charges incurred with respect to trades of FMC

Stock for such Plan.

                                  (3) Any successor organization of NFSLLC,
through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

                                  (4) The Trustee and NFSLLC shall continue to
rely on this direction provision until notified to the contrary. The Sponsor reserves the right to terminate this direction upon written notice to NFSLLC (or its successor) and the Trustee, in accordance with Section 9 of this Agreement.

                        (D) Execution of Purchases and Sales of Units. Unless
                            -----------------------------------------
otherwise directed in writing pursuant to directions that the Trustee can administratively implement, purchases and sales of units shall be made as follows:

                            (I)   Subject to subparagraphs (II) and (III) below,
purchases and sales of units in the FMC Stock Fund (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation, and wire transfers of funds (if applicable), necessary to accurately effect such transactions. Exchanges of units in the FMC Stock Fund shall be made in accordance with the Exchange Guidelines attached hereto as Schedule "E".

                            (II)  Aggregate sales of units in the FMC Stock Fund
on any day shall be limited to the FMC Stock Fund's Available Liquidity for that day. In the event that the requested sales exceed the Available Liquidity, then transactions shall be processed giving precedence to distributions and withdrawals, and otherwise on a FIFO basis, as provided in the Specified Hierarchy. So long as the FMC Stock Fund is open for such transactions, sales of units that are requested but not processed on a given day due to insufficient Available Liquidity shall be suspended until Available Liquidity is sufficient to honor such transactions in accordance with the Specified Hierarchy.

                            (III) The Trustee shall close the FMC Stock Fund to
sales or purchases of units, as applicable, on any date on which trading in the FMC Stock has been suspended or substantial purchase or sale orders are outstanding and cannot be executed.

                        (E) Securities Law Reports. The Trustee shall not be
                            ----------------------
responsible for filing any reports required under Federal or state securities laws with respect to the Trust's ownership of FMC Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934. The Sponsor shall be responsible for immediately notifying the Trustee in writing of any requirement to stop purchases or sales of FMC Stock. The Trustee shall provide to the Sponsor such information on the Trust's ownership of FMC Stock as the Sponsor may reasonably request in order to comply with Federal or state securities laws.

          (F) Voting and Tender Offers. Notwithstanding any other provision of
              ------------------------
this Agreement the provisions of this Section shall govern the voting and tendering of FMC Stock. The Sponsor shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of FMC s Stock.

              (I)  Voting. For all shares of FMC Stock, both those that are
                   ------
hypothetically allocated to Participants in the form of units, and those that are unallocated, the Trustee shall vote as directed by the Sponsor, except as otherwise required by law. Directions from the Sponsor to the Trustee concerning the voting of FMC Stock shall be communicated in writing, or by such other means as agreed upon by the Trustee and the Sponsor through the Sponsor's transfer agent.

              (II) Tender Offers.
                   -------------

                   (1) For all shares of FMC Stock, both those that are hypothetically allocated to Participants in the form of units, and those that are unallocated, the Trustee shall tender or not tender as directed by the Sponsor. Directions from the Sponsor to the Trustee concerning the tender of FMC Stock shall be communicated in writing, or by such other means as agreed upon by the Trustee and the Sponsor through the Sponsor's transfer agent.

                   (2) A direction by the Sponsor to the Trustee to tender shares of FMC Stock reflecting the Participant's hypothetical, proportional interest in the FMC Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each hypothetical, proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of FMC Stock tendered from that interest. Pending receipt of directions (through the Sponsor) from the Participant or the Sponsor, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the Fidelity Retirement Government Money Market Portfolio.

          (G) General. With respect to all shareholder rights other than the
              -------
right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of FMC Stock, the Trustee shall follow the procedures set forth in subsection F(I) above.

                     (H) Conversion. All provisions in this Section 5(e)(ii)
                         ----------
shall also apply to any securities received as a result of a conversion of FMC Stock.

         (f)   Trustee Powers. The Trustee shall have the following powers and
               --------------
authority:

               (i) Subject to Subsection (a) of this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

               (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

               (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor or Administrator may, from time to time, deem to be in the best interest of the Trust.

               (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

               (v) With the written consent of the Sponsor, which consent shall not be unreasonably withheld, to: (1) settle, compromise, or submit to arbitration any claims, debts or damages due to or arising from the Trust; (2) commence or defend suits or legal or administrative proceedings; (3) represent the Trust in all suits and legal and administrative hearings; (4) and pay all reasonable expenses arising from any such action from the Trust, if not paid by the Sponsor.

               (vi) With the written consent of the Sponsor, which consent shall not be unreasonably withheld, to: (1) employ legal, accounting, clerical, and other assistance as may be reasonably required in carrying out the provisions of this Agreement: and (2) pay their reasonable expenses and compensation from the Trust, if not paid by the Sponsor.

               (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem reasonably necessary to carry out any of the foregoing powers and the purposes of the Trust.

               (viii) To borrow funds from a bank not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion, provided that the cost of borrowing shall be allocated in a reasonable fashion to the investment fund(s) in need of liquidity.

               Notwithstanding any powers granted to Trustee pursuant to this Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

Section 6.  Recordkeeping and Administrative Services to Be Performed.
            ---------------------------------------------------------

         (a)   General. The Trustee shall perform those recordkeeping and
               -------
administrative functions described in Schedule "A" attached hereto. These recordkeeping and administrative functions shall be performed within the framework of the Administrator's written directions regarding the Plan's provisions, guidelines and interpretations.

         (b)   Accounts. The Trustee shall keep accurate accounts of all
               --------
investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as provided in Section 9 of this Agreement or is terminated as provided in Section 11. Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under applicable law, upon the expiration of one (1) year from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such one (1) year period file with the Trustee written objections. During said one (1) year period, errors caused by the Trustee, its agents or affiliates will be corrected by the Trustee at the Trustee's expense. After said one (1) year period, errors will be corrected by the Trustee at the Sponsor's expense.

         (c)   Inspection and Audit. Prior to the termination of this Agreement,
               --------------------
all records generated by the Trustee in accordance with paragraphs (a) and (b) shall be open to inspection and audit, during the

Trustee's regular business hours, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator which shall be machine readable, a statement of each Participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.

         (d) Effect of Plan Amendment. The Trustee's provision of the
             ------------------------
recordkeeping and administrative services set forth in this Section 6 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.

         (e) Returns, Reports and Information. The Administrator shall be
             --------------------------------
responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee shall provide the Administrator with such information in the Trustee's regular format, which shall be machine readable, as the Administrator may reasonably request to make these filings at no additional cost to the Sponsor or the Trust. The Administrator shall also be responsible for making any disclosures to Participants required by law.

Section 7. Compensation and Expenses. Sponsor shall pay to Trustee, within
           -------------------------
thirty (30) days of receipt of the Trustee's bill, the fees for services in accordance with Schedule "B". All fees for services are specifically outlined in Schedule "B" and are based on any assumptions identified therein. To reflect increased operating costs, but not prior to September 28, 2002, Trustee may once each calendar year amend Schedule B without the Sponsor's consent upon ninety
(90) days prior notice to the Sponsor.

         All reasonable expenses of plan administration as shown on Schedule "B" attached hereto, as amended from time to time, shall be a charge against and paid from the appropriate plan Participants' accounts, except to the extent such amounts are paid by the Plan Sponsor in a timely manner.

         All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants' accounts.

Section 8. Directions and Indemnification.
           ------------------------------

         (a) Identity of Administrator. The Trustee shall be fully protected in
             -------------------------
relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

         (b) Directions from Administrator. Whenever the Administrator provides
             -----------------------------
a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Administrator in the form attached hereto as Schedule "C", provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via electronic data transfer ("EDT") in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

         (c) Directions from Participants. The Trustee shall not be liable for
             ----------------------------
any loss which arises from any Participant's exercise or non-exercise of rights under Section 5 over the assets in the Participant's accounts.

         (d) Indemnification. The Sponsor shall indemnify the Trustee against,
             ---------------
and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements ("Losses"), that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim asserted by any person by reason of the Trustee's service under the Trust whereby the Trustee has acted in good faith reliance on the direction of the Administrator or information provided by the Administrator or Sponsor, excepting any and all Losses arising from the Trustee's negligence, bad faith, or breach of this Agreement.

         The Trustee shall indemnify the Sponsor against, and hold the Sponsor harmless from, any and all Losses that may be incurred by, imposed upon, or asserted against the Sponsor by reason of any claim, regulatory proceeding, or litigation arising from Trustee's, its agents', affiliates' or their successors' negligence, bad faith or breach of this Agreement.

         The Trustee shall indemnify the Sponsor against and hold the Sponsor harmless from any and all such Losses, that may be incurred by, imposed upon, or asserted against the Sponsor solely as a result of: (i) any defects in the investment methodology embodied in the target asset allocation or model portfolio provided through Fidelity PortfolioPlanner, except to the extent that any such Loss arises from information provided by the Participant, the Sponsor or third parties; or (ii) any prohibited transactions resulting from the provision by of Fidelity PortfolioPlanner.

         (e)  Survival. The provisions of this Section 8 shall survive the
              --------
termination of this Agreement.

Section 9.  Resignation or Removal of Trustee.
            ---------------------------------

         (a)  Resignation. The Trustee may resign at any time upon sixty (60)
              -----------
days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

         (b)  Removal. The Administrator may remove the Trustee at any time upon
              -------
thirty (30) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee. Upon the occurrence of a Potential Change in Control or a Change in Control, the Sponsor may not remove the Trustee unless the Administrator appoints a nationally recognized successor corporate trustee to serve under this Agreement until all benefits payable hereunder are distributed to the Participants and/or their beneficiaries.

Section 10. Successor Trustee.
            -----------------

         (a)  Appointment. If the office of Trustee becomes vacant for any
              -----------
reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b)  Acceptance. When the successor trustee accepts its appointment
              ----------
under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

         (c)  Corporate Action. Any successor of the Trustee or successor
              ----------------
trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under this Agreement.

Section 11. Termination. This Agreement may be terminated at any time by the
            -----------
Sponsor upon sixty (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

Section 12. Resignation, Removal, and Termination Notices. All notices of
            ---------------------------------------------
resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Vice President and General Counsel, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103, and to the Trustee c/o John M. Kimpel, Fidelity Investments, 82 Devonshire Street, F7A, Boston, Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.

Section 13. Duration. This Trust shall continue in effect without limit as to
            --------
time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

Section 14. Insolvency of Sponsor.
            ---------------------

         (a) Trustee shall cease disbursement of funds for payment of benefits to Participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Sponsor is unable to pay its debts as they become due, or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.

              (i) The Board of Directors and the Chief Executive Officer of the Sponsor shall have the duty to inform Trustee in writing of Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to Trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is Insolvent and, pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan Participants or their beneficiaries.

              (ii) Unless Trustee has actual knowledge of Sponsor's Insolvency, or has received notice from Sponsor or a person claiming to be a creditor alleging that Sponsor is Insolvent, Trustee shall have no duty to inquire whether Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.

              (iii) If at any time Trustee has determined that Sponsor is Insolvent, Trustee shall discontinue disbursements for payments to Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.

              (iv) Trustee shall resume disbursement for the payment of benefits to Participants or their beneficiaries in accordance with Section 4 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their beneficiaries by Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

         (d) Any Sponsor Stock contributed to the Trust by the Sponsor to meet any obligation of an Affiliate or the Sponsor to Plan participants who are employed by an Affiliate will be subject to the terms of this Section 14 as if the term "Affiliate" is substituted for the term "Sponsor" wherever it appears in Section 14(a) through (c).

Section 15. Change in Control. For purposes of this Trust, Change in Control
            -----------------
shall mean the happening of any of the following events:

         (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Sponsor (the "Outstanding Sponsor Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Sponsor entitled to vote generally in the election of directors (the "Outstanding Sponsor Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Sponsor, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Sponsor, (2) any acquisition by the Sponsor, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Sponsor or any entity controlled by the Sponsor, or (4) any acquisition pursuant to a transaction which complies with Subsections (i), (ii) and (ii) of Subsection (c) of this Section 15;

         (b) A change in the composition of the Board such that the individuals who, as of the effective date of this Agreement ("Effective Date"), constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 15, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Sponsor's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

         (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Sponsor, or acquisition by the Sponsor of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Sponsor Common Stock and Outstanding Sponsor Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Sponsor or all or substantially all of the Sponsor's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Sponsor Common Stock and Outstanding Sponsor Voting Securities, as the case may be, (ii) no Person (other than the Sponsor, any employee benefit plan (or related trust) of the Sponsor or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (d) The approval by the stockholders of the Sponsor of a complete liquidation or dissolution of the Sponsor.

Section 16. Amendment or Termination.
            ------------------------

         (a)  Amendment. This Agreement may be amended by a written instrument
              ---------
executed by the Trustee and the Sponsor. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 2(b) hereof. Following a Change in Control, any amendment of the Trust requires the approval of the Administrator.

         (b)  Termination. The Trust shall not terminate until the date on which
              -----------
Participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan unless sooner revoked in accordance with Section 2(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Sponsor.

Section 17. Electronic Services.
            -------------------

         (a) The Trustee may provide communications and services ("Electronic Services") and/or software products ("Electronic Products") via electronic media, including, but not limited to Fidelity Plan Sponsor WebStation. The Sponsor and its agents agree to use such Electronic Services and Electronic Products only in the course of reasonable administration of or participation in the Plan and to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the Electronic Products or Electronic Services or any portion thereof without the Trustee's written consent, except, in cases where Trustee has specifically notified the Sponsor that the Electronic Products or Services are suitable for delivery to Sponsor's plan Participants, for non-commercial personal use by Participants or beneficiaries with respect to their participation in the Plan or for their other retirement planning purposes.

         (b) The Sponsor shall be responsible for installing and maintaining all Electronic Products, (including any programming required to accomplish the installation) and for displaying any and all content associated with Electronic Services on its computer network and/or Intranet so that such content will appear exactly as it appears when delivered to Sponsor. All Electronic Products and Services shall be clearly identified as originating from the Trustee or its affiliate. The Sponsor shall promptly remove Electronic Products or Services from its computer network and/or Intranet, or replace the Electronic Products or Services with updated products or services provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

         (c) All Electronic Products shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee, and all Electronic Services shall be provided to the Sponsor without acceptance of legal liability related to or arising out of the electronic nature of the delivery or provision of such Services. Except as otherwise stated in this Agreement, no rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Products or Services and related material. The Trustee hereby grants to the Sponsor a non-exclusive, non-transferable revocable right and license to use the Electronic Products and Services in accordance with the terms and conditions of this Agreement.

         (d) To the extent that any Electronic Products or Services utilize Internet services to transport data or communications, the Trustee will take, and Sponsor agrees to follow, reasonable security precautions, however, the Trustee disclaims any liability for interception of any such data or communications. The Trustee reserves the right not to accept data or communications transmitted via electronic media by the Sponsor or a third party if it determines that the media does not provide adequate data security, or if it is not administratively feasible for the Trustee to use the data security provided. The Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services, or any other service required for electronic communication. The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications made by the Sponsor without direction from the Trustee to the Electronic Products or Services after delivering it to the Sponsor.

Section 18. General.
            -------

         (a)  Performance by Trustee, its Agents or Affiliates. The Sponsor
              ------------------------------------------------
acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, or successor to any of them, and that such services shall conform to the terms of this Agreement.

         (b)  Entire Agreement. This Agreement together with the schedules
              ----------------
attached hereto, and the letter between Fidelity and FMC Corporation dated September 28, 2001, (which letter is incorporated by reference solely with respect to the calculation of the fees as detailed on Schedule B hereto), which are hereby incorporated by reference, contain all of the terms agreed upon between the parties with respect to the subject matter hereof. The use of capitalized terms in the schedules shall have the meaning as defined herein.

         (c)  Waiver. No waiver by either party of any failure or refusal to
              ------
comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         (d)  Successors and Assigns. The stipulations in this Agreement shall
              ----------------------
inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

         (e)  Partial Invalidity. If any term or provision of this Agreement or
              ------------------
the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f)  Section Headings. The headings of the various sections and
              ----------------
subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

Section 19. Governing Law.
            -------------

         (a)  Massachusetts Law Controls. This Agreement was made in the
              --------------------------
Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect, and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under section 514 of ERISA.

         (b)  Trust Agreement Controls. The Trustee is not a party to the Plan,
              ------------------------
and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control with respect to the rights, duties and responsibilities of the Trustee, and in all other instances the Plan shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                             FMC CORPORATION



Attest:    /s/ Lori A. Lenard          By:   /s/ Michael W. Murray
           ---------------------             ----------------------------
           Assistant Secretary               Vice President


                                             FIDELITY MANAGEMENT TRUST
                                             COMPANY



Attest:    /s/ Douglas O. Kent         By:   /s/ Carolyn Redden
           ---------------------             ----------------------------
           Assistant Clerk                   Vice President

                                  Schedule "A"

                    RECORDKEEPING AND ADMINISTRATIVE SERVICES
                    -----------------------------------------


* The Trustee will provide only the recordkeeping and administrative services set forth on this Schedule "A" and no others.

Administration
--------------

* Establishment and maintenance of Participant account and election percentages.

*    Maintenance of the following Plan investment options:
     -   Fidelity Puritan Fund
     -   Fidelity Magellan Fund
     -   Fidelity Capital & Income Fund
     -   Fidelity Blue Chip Growth Fund
     -   Fidelity Diversified International Fund
     -   Fidelity Freedom Income Fund
     -   Fidelity Freedom 2000 Fund
     -   Fidelity Freedom 2010 Fund
     -   Fidelity Freedom 2020 Fund
     -   Fidelity Freedom 2030 Fund
     -   Fidelity Freedom 2040 Fund
     -   Fidelity Retirement Government Money Market Portfolio
     -   Fidelity Spartan U.S. Equity Index Fund
     -   Fidelity U.S. Bond Index Fund
     -   PIMCO Total Return Fund (Institutional Shares)
     -   Sequoia Fund, Inc.
     -   Clipper Fund
     -   Mutual Qualified Fund (Class Z)
     -   MAS Mid-Cap Growth Fund (Institutional Class)
     -   FMC Corporation Stock Fund (defined herein as "FMC Stock Fund")
     - FMC Technologies, Inc. Stock Fund (defined herein as "FMC Technologies Stock Fund") (available as an investment option as of Spin-Off Date; frozen to contributions and exchanges in after the Sponsor distributes its interest in FMC Technologies, Inc.)


*    Maintenance of the following money classifications:
     -   Basic
     -   Supplemental
     -   Co Match-Deferred Comp.
     -   Basic pre-tax
     -   Supplemental pre-tax
     -   Company Match
     -   Supplemental Base Sal. (class year accounting)
     -   Supplemental Bonus (class year accounting)

Processing
----------

*    Processing of Mutual Fund trades and Sponsor Stock.
* Maintain and process changes to Participants' prospective investment mix elections.
*    Process exchanges between investment options on a daily basis.

                                          ---------

* Provide monthly processing consolidated payroll contribution data via a consolidated magnetic tape.
* Provide monthly reconciliation and processing of Participant withdrawal requests as approved and directed by the Sponsor.

Other
-----

* Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than thirty (30) days after the end of each month in the absence of unusual circumstances.
* Prepare, reconcile and deliver a Quarterly Administrative Report presenting both on a Participant and a total plan basis all money classes, investment positions and a summary of all activity of the Participant and plan as of the last business day of the quarter. The report will be delivered not later than thirty (30) days after the end of each quarter in the absence of unusual circumstances.
*    Provide such other reports as mutually agreed upon by the parties.
* Provide Participants with the opportunity to generate electronic statements via NetBenefits for activity during the requested time period. Upon Participant request, Fidelity will provide paper statements via first class mail.
*    Provide monthly trial balance.
* Prepare and mail to the Participant, a confirmation of the transactions exchanges and changes to investment mix elections within five (5) business days of the Participants instructions.
* Provide access to Plan Sponsor Webstation (PSW). PSW is a graphical, Windows-based application that provides current Plan and Participant-level information, including indicative data, account balances, activity and history.
*    Provide Mutual Fund tax reporting (Forms 1099 Div. and 1099-B) to the
     Sponsor.
* Provide federal and state tax reporting and withholding on benefit payments made to Participants and beneficiaries in accordance with Section 4 of this Agreement.

Communication Services.
----------------------

* Provide employee communications describing available investment options, including multimedia informational materials and group presentations.
* Fidelity PortfolioPlanner (SM), an internet-based educational service for Participants that generates target asset allocations and model portfolios customized to investment options in the Plan(s) based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust.

                                  Schedule "B"

                                      Fees
                                      ----

--------------------------------------------------------------------------------
Annual Participant Fee:                  $25.00 per participant billed and paid
                                         by the Sponsor to Trustee quarterly.
                                         This fee will be imposed pro rata for
                                         each calendar quarter or any part
                                         thereof, that it remains necessary to
                                         keep a participant's account(s) as part
                                         of the Plan's records, e.g. vested,
                                         deferred, forfeiture and terminated
                                         Participants who must remain on file
                                         through calendar year-end for reporting
                                         purposes.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Plan Sponsor Webstation (PSW)            Three User IDs provided free of charge.
                                         Additional IDs available upon request.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Fidelity Mutual Funds                Clipper Fund:  .25% service fee*
                                         Sequoia Fund:  0% service fee**
                                         MAS Mid Cap Growth Fund (Administrative
                                         Class): .35% service fee
                                         PIMCO Total Return Fund (Administrative
                                         Class): .25% service fee
                                         Mutual Qualified (Z Class): 0% service
                                         fee

                                         All such fees shall be paid directly to
                                         Trustee by each Non-Fidelity Mutual
                                         Fund vendor.

                                         *To the extent Clipper has not agreed
                                         to this fee schedule, any resulting
                                         loss in service fees to Trustee shall
                                         be made up by a corresponding increase
                                         in the Trustee's fees.

                                         **To the extent Sequoia agrees to a fee
                                         schedule, any resulting increase in
                                         service fees to Trustee shall be offset
                                         by a corresponding reduction in the
                                         Trustee's fees.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Administration Fee                 To the extent that assets are invested
                                         in the FMC Technologies Stock Fund
                                         and/or the FMC Stock Fund, .10% of such
                                         assets in the Trust payable by the
                                         Sponsor to the Trustee pro rata
                                         quarterly on the basis of such assets
                                         as of the calendar quarter's last
                                         valuation date, but no less than
                                         $10,000 and no greater than $20,000 for
                                         both funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Fees                               Separate charges for extraordinary
                                         expenses resulting from large numbers
                                         of simultaneous manual transactions;
                                         from errors not caused by Fidelity;
                                         reports not contemplated in this
                                         Agreement and extraordinary expenses
                                         resulting from Sponsor's corporate
                                         actions. The Administrator may provide
                                         the Trustee with written direction to
                                         deduct administrative fees from the
                                         Trust.

                                         All Communications will be fee for
                                         service, other than Stages and postage
                                         for literature fulfillment and
                                         quarterly statements.
--------------------------------------------------------------------------------

                                  Schedule "C"

                       AUTHORIZED SIGNERS (ADMINISTRATOR)

                          [FMC Corporation Letterhead]

                               September 28, 2001


Ms. Roberta Coen
Fidelity Investments Institutional Operations Company
82 Devonshire Street, MM3H
Boston, Massachusetts  02109

            FMC Corporation Nonqualified Savings and Investment Plan
            --------------------------------------------------------

       *** NOTE: This schedule should contain names and signatures for ALL individuals who will be providing directions to Fidelity representatives in connection with the Plan.

       Fidelity representatives will be unable to accept directions from any individual whose name does not appear on this schedule.***

Dear Ms. Coen:

       This letter is sent to you in accordance with Section 8(b) of the Trust Agreement, dated as of September 28, 2001, between FMC Corporation and Fidelity Management Trust Company. We hereby designate W. Kim Foster, Kenneth R. Garrett and David J. Kostelansky as the individuals who may provide directions upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

       You may rely upon each designation and certification set forth in this letter until we deliver to you written notice of the termination of authority of a designated individual.

                                              Very truly yours,




                                              By: /s/ Michael W. Murray
                                                  ---------------------
                                              Secretary, Compensation and
                                              Organization Committee of the
                                              Board of Directors

/s/ W. Kim Foster
-------------------------
W. Kim Foster


/s/ Kenneth R. Garrett
-------------------------
Kenneth R. Garrett


/s/ David J. Kostelansky
-------------------------
David J. Kostelansky

                                  Schedule "D"

              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS
              ----------------------------------------------------

Pricing
-------
By 7:00 p.m. Eastern Time ("ET) each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will input the following information ("Price Information") into the Fidelity Participant Recordkeeping System ("FPRS") via the remote access price screen that FIIOC, an affiliate of the Trustee, has provided to the Fund Vendor: (1) the net asset value for each Fund at the Close of Trading, (2) the change in each Fund's net asset value from the Close of Trading on the prior Business Day, and (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"). FIIOC must receive Price Information each Business Day (a "Business Day" is any day the New York Stock Exchange is open). If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the FPRS until the relevant Price Information is made available by Fund Vendor.

Trade Activity and Wire Transfers
---------------------------------
By 7:00 a.m. ET each Business Day following Trade Date ("Trade Date Plus One"), FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FIIOC shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FIIOC transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC, but no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC agrees to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.

For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

Prospectus Delivery
-------------------
FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports to Plan Participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and hereby agrees to provide Fund prospectuses and periodic Fund reports to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Plan Participants. FIIOC shall bear the costs of mailing prospectuses to Plan Participants.

                                           ---------

Proxies
-------
The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly the Fund Vendor by the third-party vendor.

Participant Communications
--------------------------
The Fund Vendor shall provide internally prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written Participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with Plan Participants and in quarterly Participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

Compensation
------------
FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.

Indemnification
---------------
The Fund Vendor shall be responsible for compensating Participants and/or FIIOC in the event that losses occur as a result of (1) the Fund Vendor's failure to provide FIIOC with Price Information or (2) providing FIIOC with incorrect Price Information.

                                  Schedule "E"

                               EXCHANGE GUIDELINES
                               -------------------


The following exchange procedures are currently employed by FIIOC.

Exchange hours, via a Fidelity Participant service representative, are 8:30 a.m.
(ET) to 12:00 midnight (ET) on each Business Day.

Exchanges via the Internet may be made virtually 24 hours a day.

Exchanges via VRS may be made virtually 24 hours a day.

FIIOC reserves the right to change these Exchange Guidelines at its discretion.

Note: The NYSE's normal closing time is 4:00 p.m. (ET); in the event the NYSE alters its closing time, all references below to 4:00 p.m. (ET) shall mean the NYSE closing time as altered.


                                  Mutual Funds
                                  ------------

         Exchanges Between Mutual Funds
         ------------------------------

         Participants may call on any business day to exchange between the Mutual Funds. If the request is confirmed before 4:00 p.m. (ET), it will receive that day's trade date. Requests confirmed after 4:00 p.m.
         (ET) will be processed on a next business day basis.

                           FMC Technologies Stock Fund
                           ---------------------------

In accordance with Schedule "F", the following rules will govern exchanges:

I.       Exchanges From Mutual Funds to FMC Technologies Stock Fund
         ----------------------------------------------------------

         Exchanges into the FMC Technologies Stock Fund are prohibited.



II.      Exchanges From FMC Technologies Stock Fund to Mutual Funds
         ----------------------------------------------------------

         Participants may contact Fidelity on any day to exchange from the FMC Technologies Stock Fund into a Mutual Fund. If Fidelity receives the request before the close of the market (generally 4:00 p.m. ET) on any Business Day and Available Liquidity is sufficient to honor the trade after Specified Hierarchy rules are applied, it will receive that day's trade date. Requests received by Fidelity after the close of the market on any Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis, subject to Available Liquidity for such day after application of Specified Hierarchy rules. If Available Liquidity on any day is insufficient to honor the trade after application of Specified Hierarchy rules, it will be suspended until Available Liquidity is sufficient, after application of Specified Hierarchy rules, to honor such trade, and it will receive the trade date and Closing Price of the date on which it was processed.

                                           ---------


                                 FMC Stock Fund
                                 --------------

 In accordance with Schedule "G", the following rules will govern exchanges:

I.   Exchanges From Mutual Funds to FMC Stock Fund
     ---------------------------------------------

     Participants may contact Fidelity on any day to exchange from Mutual Funds, or the stable value fund into the FMC Stock Fund. If the request is confirmed before the close of the market (generally 4:00 p.m. ET) on a Business Day, it will receive that day's trade date. Requests confirmed after the close of the market on a business day (or on any day other than a business day) will be processed on a next Business Day Basis.

II.  Exchanges From FMC Stock Fund to Mutual Funds
     ---------------------------------------------

     Participants may contact Fidelity on any day to exchange from the FMC Stock Fund into a Mutual Fund. If Fidelity receives the request before the close of the market (generally 4:00 p.m. ET) on any Business Day and Available Liquidity is sufficient to honor the trade after Specified Hierarchy rules are applied, it will receive that day's trade date. Requests received by Fidelity after the close of the market on any Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis, subject to Available Liquidity for such day after application of Specified Hierarchy rules. If Available Liquidity on any day is insufficient to honor the trade after application of Specified Hierarchy rules, it will be suspended until Available Liquidity is sufficient, after application of Specified Hierarchy rules, to honor such trade, and it will receive the trade date and Closing Price of the date on which it was processed.

                                  Schedule "F"

          SPECIFIED HEIRARCHY - AVAILABLE LIQUIDITY PROCEDURES FOR FMC
          ------------------------------------------------------------
                             TECHNOLOGIES STOCK FUND
                             -----------------------

The following procedures shall govern sales of units of the FMC Technologies Stock Fund requested for a day on which Available Liquidity is insufficient:

1. Withdrawals and distributions will be aggregated and placed first in the hierarchy. If Available Liquidity is sufficient for the aggregate of such transactions, all such withdrawals and distributions will be honored. If Available Liquidity is not sufficient for the aggregate of such transactions, then such transactions will be suspended, and no transactions requiring a sale of FMC Technologies Stock Fund units shall be honored for that day.

2. If Available Liquidity has not been exhausted by the aggregate of withdrawals and distributions, then all remaining transactions involving a sale of units in the FMC Technologies Stock Fund (exchanges out) shall be grouped on the basis of when such requests were received, in accordance with standard procedures maintained by the Trustee for such grouping as they may be amended from time to time. To the extent of Available Liquidity, groups of exchanges out of the FMC Technologies Stock Fund shall be honored, by group, on a "first in, first out" basis. If Available Liquidity is insufficient to honor all exchanges out within a group, then none of the exchanges out in such group shall be honored, and no exchanges out in a later group shall be honored.

3. Transactions not honored on a particular day due to insufficient Available Liquidity shall be honored, using the hierarchy specified above, on the next business day on which there is Available Liquidity.

                                  Schedule "G"

     SPECIFIED HEIRARCHY - AVAILABLE LIQUIDITY PROCEDURES FOR FMC STOCK
     ------------------------------------------------------------------
                                      FUND
                                      ----


The following procedures shall govern sales of units of the FMC Stock Fund requested for a day on which Available Liquidity is insufficient:

1. Withdrawals and distributions will be aggregated and placed first in the hierarchy. If Available Liquidity is sufficient for the aggregate of such transactions, all such withdrawals and distributions will be honored. If Available Liquidity is not sufficient for the aggregate of such transactions, then such transactions will be suspended, and no transactions requiring a sale of FMC Stock Fund units shall be honored for that day.

2. If Available Liquidity has not been exhausted by the aggregate of withdrawals and distributions, then all remaining transactions involving a sale of units in the FMC Stock Fund (exchanges out) shall be grouped on the basis of when such requests were received, in accordance with standard procedures maintained by the Trustee for such grouping as they may be amended from time to time. To the extent of Available Liquidity, groups of exchanges out of the FMC Stock Fund shall be honored, by group, on a "first in, first out" basis. If Available Liquidity is insufficient to honor all exchanges out within a group, then none of the exchanges out in such group shall be honored, and no exchanges out in a later group shall be honored.

3. Transactions not honored on a particular day due to insufficient Available Liquidity shall be honored, using the hierarchy specified above, on the next business day on which there is Available Liquidity.

                                  Schedule "H"

                              INVESTMENT DIRECTION

                          [FMC Corporation Letterhead]

John M. Kimpel, Esq.
Vice President and Pension Counsel
Fidelity Investments
82 Devonshire Street, F7A
Boston, MA  02109

Re:        Investment Instructions for FMC Corporation
            Nonqualified Savings and Investment Plan

Dear Mr. Kimpel:

     The Participants under the FMC Corporation Nonqualified Savings And Investment Plan ("Plan") have the right to direct the investment of their Plan account in hypothetical investment options, which are currently based on the FMC Corporation Stock Fund, the FMC Technologies Stock Fund, a number of registered investment companies advised by Fidelity Management & Research Company ("Fidelity Mutual Funds") and certain investment companies not advised by Fidelity Management & Research Company ("Non-Fidelity Mutual Funds"). Fidelity Management Trust Company has agreed pursuant to a Trust Agreement with FMC Corporation dated September 28, 2001, to receive such Participant directions.

     The Sponsor hereby directs the Trustee to invest funds contributed to the rabbi trust in a manner which corresponds directly to elections made by Participants under the Plan.

     This procedure will remain in effect until a revised instruction letter is provided by the Sponsor and accepted by the Trustee.

                                        Sincerely,

                                        /s/ Michael W. Murray
                                        -----------------------------------
                                        Secretary,
                                        Compensation and Organization Committee
                                        Of Board of Directors